Income Taxes (Details) - Schedule of company’s deferred tax assets and liabilities - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets:
Net operating loss carryforwards	$ 18,269	$ 7,602
Tax credits	2,727	1,244
Stock based compensation	657	23
Accruals and reserves	1,065	23
Depreciation and amortization	56	104
Total deferred tax assets before valuation allowance	22,774	8,996
Valuation allowance	(22,774)	(8,996)
Net deferred tax assets